INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 33-42992, 33-49160, 33-86728, 33-86732, 333-14211, 333-37263, 333-88885 and
333-49962 of TECHNE Corporation on Form S-8, of our report dated August 13, 2002, appearing in the Annual Report on Form 10-K of TECHNE Corporation for the year ended June 30, 2003.



/s/ DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
September 23, 2003